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EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

        I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:

  (1)
  The Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 1, 2012	/s/ M. MICHAEL OWENS M. Michael Owens Vice President and Chief Financial Officer

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  EXHIBIT 32.2
SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER